Exhibit 10.1

WAIVER NO. 2 TO LOAN AGREEMENT

THIS WAIVER NO. 2 TO LOAN AGREEMENT, dated as of December 12, 2017 (this “Waiver”), is made among Viveve Medical, Inc., a Delaware corporation (“Borrower”), CRG Servicing LLC, as administrative agent and collateral agent (in such capacities, “Administrative Agent”), and the lenders listed on the signature pages hereof (each, a “Lender” and, collectively, the “Lenders”), with respect to the Loan Agreement referred to below.

RECITALS

WHEREAS, Borrower, Administrative Agent and the Lenders are parties to the Term Loan Agreement, dated as of May 22, 2017, with the Subsidiary Guarantors from time to time party thereto (as amended by the Waiver and Amendment to Loan Agreement, dated as of November 29, 2017, among Borrower, Administrative Agent and the lenders party thereto, the “Loan Agreement”); and

WHEREAS, Borrower has requested that Administrative Agent and the Lenders (which Lenders constitute all of the Lenders party to the Loan Agreement), and Administrative Agent and the Lenders have agreed to, waive the conditions precedent in Sections 6.03(d), (e) and (f) of the Loan Agreement.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

SECTION 1.      Definitions; Interpretation.

(a)         Terms Defined in Loan Agreement. All capitalized terms used in this Waiver (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

(b)         Interpretation. The rules of interpretation set forth in Section 1.03 of the Loan Agreement shall be applicable to this Waiver and are incorporated herein by this reference.

SECTION 2.      Waiver. Subject to Section 3 of this Waiver, Administrative Agent and the Lenders hereby waive the conditions precedent set forth in Sections 6.03(d), (e) and (f).

SECTION 3.      Conditions of Effectiveness. The effectiveness of Section 2 of this Waiver shall be subject to the following conditions precedent:

(a)         Borrower, Administrative Agent and all of the Lenders shall have duly executed and delivered this Waiver pursuant to Section 13.04 of the Loan Agreement; provided, however, that this Waiver shall have no binding force or effect unless all conditions set forth in this Section 3 have been satisfied;

(b)         no Default or Event of Default under the Loan Agreement shall have occurred and be continuing; and

(c)          Borrower shall have paid or reimbursed Administrative Agent and the Lenders for their reasonable and documented out of pocket costs and expenses (including the reasonable and documented fees and expenses of Administrative Agent’s and the Lenders’ legal counsel) incurred in connection with this Waiver pursuant to Section 13.03(a)(i)(z) of the Loan Agreement.

SECTION 4.       Representations and Warranties; Reaffirmation.

(a)          Borrower hereby represents and warrants to each Lender as follows:

(i)     Borrower has full power, authority and legal right to make and perform this Waiver. This Waiver is within Borrower’s corporate powers and has been duly authorized by all necessary corporate board of directors (or the equivalent thereof) and, if required, by all necessary shareholder (or the equivalent thereof) action. This Waiver has been duly executed and delivered by Borrower and constitutes a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). This Waiver (w) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any third party, except for such as have been obtained or made and are in full force and effect, (x) will not violate any applicable law or regulation or the charter, bylaws or other organizational documents of Borrower and its Subsidiaries, (y) will not violate any order of any Governmental Authority and (z) will not violate or result in a default under any material indenture, agreement or other instrument binding upon Borrower and its Subsidiaries or assets, or give rise to a right thereunder to require any payment to be made by any such Person.

(ii)     The representations and warranties in Section 7 of the Loan Agreement are true and correct, in each case on and as of the date hereof, with the same force and effect as if made on and as of the date hereof (except that the representation regarding representations and warranties that refer to a specific earlier date is that they were true and correct on such earlier date).

(b)          Borrower hereby ratifies, confirms, reaffirms, and acknowledges its obligations under the Loan Documents to which it is a party and agrees that the Loan Documents remain in full force and effect, undiminished by this Waiver, except as expressly provided herein. By executing this Waiver, Borrower acknowledges that it has read, consulted with its attorneys regarding, and understands, this Waiver.

SECTION 5.       Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

(a)          Governing Law. This Waiver and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the law of the State of New York, without regard to principles of conflicts of laws that would result in the application of the laws of any other jurisdiction; provided that Section 5-1401 of the New York General Obligations Law shall apply.

(b)          Submission to Jurisdiction. Borrower agrees that any suit, action or proceeding with respect to this Waiver or any other Loan Document to which it is a party or any judgment entered by any court in respect thereof may be brought initially in the federal or state courts in Houston, Texas or in the courts of its own corporate domicile and irrevocably submits to the non-exclusive jurisdiction of each such court for the purpose of any such suit, action, proceeding or judgment. This Section 5 is for the benefit of Administrative Agent and the Lenders only and, as a result, none of Administrative Agent or any Lender shall be prevented from taking proceedings in any other courts with jurisdiction. To the extent allowed by applicable Laws, Administrative Agent and the Lenders may take concurrent proceedings in any number of jurisdictions.

(c)          Waiver of Jury Trial. Borrower, Administrative Agent and each Lender hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any suit, action or proceeding arising out of or relating to this Waiver, the other Loan Documents or the transactions contemplated hereby or thereby.

SECTION 6.       Miscellaneous.

(a)          No Waiver. Except as expressly stated herein, nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Loan Agreement or any of the other Loan Documents or constitute a course of conduct or dealing among the parties. Except as expressly stated herein, Administrative Agent and the Lenders reserve all rights, privileges and remedies under the Loan Documents. Except as amended hereby, the Loan Agreement and other Loan Documents remain unmodified and in full force and effect. All references in the Loan Documents to the Loan Agreement shall be deemed to be references to the Loan Agreement as amended hereby.

(b)          Severability. In case any provision of or obligation under this Waiver shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(c)          Headings. Headings and captions used in this Waiver (including the Exhibits, Schedules and Annexes hereto, if any) are included for convenience of reference only and shall not be given any substantive effect.

(d)          Integration. This Waiver constitutes a Loan Document and, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

(e)          Counterparts. This Waiver may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Waiver by signing any such counterpart. Executed counterparts delivered by facsimile or other electronic transmission (e.g., “PDF” or “TIF”) shall be effective as delivery of a manually executed counterpart.

(f)          Controlling Provisions. In the event of any inconsistencies between the provisions of this Waiver and the provisions of any other Loan Document, the provisions of this Waiver shall govern and prevail. Except as expressly modified by this Waiver, the Loan Documents shall not be modified and shall remain in full force and effect.

(g)          Notices. Administrative Agent and the Lenders hereby designate that all notices, requests, instructions, directions and other communications provided for herein shall be provided in accordance with Section 13.02 of the Loan Agreement to the address specified on the signature pages hereto.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Waiver, as of the date first above written.

BORROWER:

VIVEVE MEDICAL, INC.

By:	/s/ Scott Durbin
Name: Scott Durbin
Title: Chief Financial Officer

ADMINISTRATIVE AGENT:

CRG SERVICING LLC

By:  /s/ Nathan Hukill

Name: Nathan Hukill

Title: Authorized Signatory

Address for Notices:

1000 Main Street, Suite 2500

Houston, TX 77002

Attn:  Portfolio Reporting

Tel.:    713.209.7350

Fax:    713.209.7351

Email: notices@crglp.com

LENDERS:

Crg PARTNERS III – PARALLEL FUND “a” L.P.

By Crg PARTNERS III – PARALLEL FUND “A” GP L.P., its General Partner

By Crg PARTNERS III GP LLC, its General Partner

By:   /s/ Nathan Hukill

Name: Nathan Hukill

Title: Authorized Signatory

Address for Notices:

1000 Main Street, Suite 2500

Houston, TX 77002

Attn:  Portfolio Reporting

Tel.:    713.209.7350

Fax:    713.209.7351

Email: notices@crglp.com

Crg ISSUER 2017-1

By CRG SERVICING LLC, acting by power of attorney

By:   /s/ Nathan Hukill

Name: Nathan Hukill

Title: Authorized Signatory

Address for Notices:

1000 Main Street, Suite 2500

Houston, TX 77002

Attn:  Portfolio Reporting

Tel.:    713.209.7350

Fax:    713.209.7351

Email: notices@crglp.com